THE STEELPATH MLP FUNDS TRUST

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

OPPENHEIMER STEELPATH MLP ALPHA FUND

OPPENHEIMER STEELPATH MLP INCOME FUND

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

OPPENHEIMER STEELPATH MLP AND INFRASTRUCTURE DEBT FUND

Supplement dated January 17, 2013 to the
Statement of Additional Information dated March 30, 2012

This supplement amends the Statement of Additional Information (“SAI”) of the above referenced funds (each, a “Fund” and collectively, the “Funds”) and is in addition to any other supplements to the Funds’ SAI.

●	On page 43, the fifth paragraph in the section titled “Investment Advisory Agreement” is deleted in its entirety and replaced with the following:

In consideration of the services provided by the Advisor, each Fund pays the Advisor an annualized fee that is accrued daily and paid monthly.  Each Fund’s fee is based on the level of the Fund’s average daily net assets at a rate that declines on additional assets as the Fund grows, as set forth in the chart below:

Fund	Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and Up to $5 Billion	Net Assets in Excess of $5 Billion
Select 40 Fund	0.70%	0.68%	0.65%
Alpha Fund	1.10%	1.08%	1.05%
Income Fund	0.95%	0.93%	0.90%
Alpha Plus Fund	1.25%	1.23%	1.20%
Infrastructure Debt Fund	0.80%	0.78%	0.75%

Prior to December 3, 2012, each Fund paid the Adviser an annualized fee based on the level of the Fund’s average daily net assets at the following rates:

Fund	Fee
Select 40 Fund	0.70%
Alpha Fund	1.10%
Income Fund	0.95%
Alpha Plus Fund	1.25%
Infrastructure Debt Fund	0.80%

January 17, 2013